UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2024

EOS ENERGY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue

Edison, New Jersey 08820

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 225-8400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

DOE Loan Guarantee Agreement, FFB Note Purchase Agreement and FFB Promissory Note

As previously disclosed, on August 31, 2023, the U.S. Department of Energy (the “DOE”) issued a conditional commitment letter to Eos Energy Enterprises, Inc. (the “Company”) for a loan facility of an aggregate principal amount of up to $398.6 million through the DOE’s Clean Energy Financing Program (the “DOE Loan Program”) to be arranged by the DOE and extended by the Federal Financing Bank (the “FFB”). On November 26, 2024, (i) the Company, the DOE, and the FFB entered into a Note Purchase Agreement (the “FFB Note Purchase Agreement”) pursuant to which, among other things, the DOE provided a guarantee (the “DOE Guarantee”) of the Company’s (x) obligations to repay the term loan borrowings (such loans, collectively, the “Guaranteed Loan”) provided by the FFB to the Company and evidenced by a future advance promissory note (the “FFB Promissory Note”) and (y) the Company’s other obligations owing to FFB in respect of the Guaranteed Loan and (ii) in connection and concurrently therewith, the Company entered into a Loan Guarantee Agreement (the “DOE Loan Guarantee Agreement”, and together with the FFB Note Purchase Agreement, the FFB Promissory Note, the DOE Guarantee and the other documents executed and delivered in connection therewith, the “DOE Transaction Documents”) with the DOE. The FFB Promissory Note provides for the extension of the Guaranteed Loan in an aggregate maximum principal amount of up to $277,497,000 and an aggregate maximum amount of capitalized interest of up to $25,953,000.

The DOE Transaction Documents provide for a multi draw term loan facility (the “DOE Loan Facility”) under a series of at least two and, if the Company elects, up to four tranches of the Guaranteed Loan (each, a “Tranche”), subject to the achievement of certain milestone conditions, with each Tranche corresponding to the production, maintenance and development and operation of a given production line to be funded using the proceeds of such Tranche and the principal amount of each Tranche consisting of an amount not to exceed the lesser of: (i) the maximum principal amount designated for such Tranche in the DOE Loan Guarantee Agreement; and (ii) eighty percent (80%) of the Eligible Project Costs (as defined in the DOE Loan Guarantee Agreement) associated with the corresponding production line, subject to reallocation in accordance with the Loan Guarantee Agreement. Proceeds from the Guaranteed Loan will be used to reimburse the Company for Eligible Project Costs and fund certain required reserve amounts under the DOE Transaction Documents.

The final scheduled maturity date for the DOE Loan Facility is June 15, 2034. Interest and scheduled principal amortization payments on the Guaranteed Loan are payable quarterly, commencing on March 15, 2028. The Guaranteed Loans bear interest at the applicable U.S. Treasury rate plus a spread equal to 0.375%.

In connection with the closing of the DOE Loan Facility, as required by the DOE Loan Documents, the Company paid on November 22, 2024, certain fees and reimbursements expenses to DOE, its advisors and consultants, including fees and expenses in an aggregate amount of $3,865,017.37.

The Company is obligated to reimburse the DOE for any payments the DOE is required to make to the FFB in connection with the Guaranteed Loan. The Company’s reimbursement obligations to the DOE under the DOE Loan Guarantee Agreement, together with all other obligations of the Company owing to DOE, FFB and other secured parties thereunder, are full recourse and secured by a lien on all real and personal property and all intellectual property collateral of the Company and its subsidiaries, including its Turtle Creek manufacturing site pursuant to, among other security agreements and similar instruments, a Security Agreement (the “Security Agreement”) with Citibank, N.A., (the “DOE Collateral Agent”), as collateral agent for the benefit of DOE, FFB and the other secured parties under the DOE Loan Facility, entered into on November 26, 2024, and one or more leasehold mortgages and similar instruments to be entered into as a condition precedent to funding under the DOE Loan Facility, in each case, subject to an intercreditor arrangement with Cerberus (as defined below) governed by that certain Intercreditor Agreement, dated as of November 26, 2024, among the Company, its subsidiaries, Cerberus and the DOE Collateral Agent (the “Intercreditor Agreement”), which sets forth, among other things, the relative rights and remedies in respect of the Company’s and its subsidiaries’ assets (substantially all of which secure the obligations under both the DOE Loan Facility and the Cerberus Credit Agreement (as defined below)) and the sharing of payments and collections.

The approval and funding of any disbursements of the Guaranteed Loan will be subject to the satisfaction of conditions precedent, including, but not limited to, evidence of satisfaction of certain technical and performance-related conditions precedent, adequate project funding, reports from certain technical consultants and advisors, and the receipt of certain financial models demonstrating compliance with the financial covenants set forth in the DOE Loan Guarantee Agreement. The Company has submitted an initial advance request preliminarily, pending satisfaction of conditions precedent to funding, and anticipates receiving an initial funding under the DOE Loan Facility within the next 45 days. There can be no assurances that the Company will be able to meet the conditions and approvals needed to receive this initial funding or any subsequent funding under the DOE Loan Facility.

Under the DOE Loan Guarantee Agreement, the Company is subject to certain borrower and other affirmative and negative covenants customary for loan facilities extended under the DOE Loan Program including, among other things, covenants regarding (i) financial testing compliance, (ii) restrictions on operations and use, (iii) change of control, (iv) project-related reporting and information requirements and (v) compliance with the requirements of applicable law and the DOE Loan Program.

In addition, the DOE Loan Guarantee Agreement contains certain representations and warranties customary for loan facilities extended under the DOE Loan Program including, among other things, representations and warranties regarding: (i) the organization and existence of the Company, (ii) authority and the absence of any conflicts, (iii) capitalization, (iv) solvency and (v) compliance with applicable law and the DOE Loan Program. Capitalized terms used but not defined herein shall have the meanings given to them in the DOE Loan Guarantee Agreement.

Amendment to Cerberus Credit Agreement

As previously disclosed, on June 21, 2024, the Company entered into a credit and guaranty agreement (the “Credit Agreement”), by and among the Company, certain of the Company’s subsidiaries as guarantors party thereto, CCM Denali Debt Holdings, LP, acting through Cerberus Capital Management II, L.P. (“Cerberus”), as administrative agent and collateral agent and the lenders party thereto from time to time (the “Lenders”), pursuant to which the Lenders have provided a $210.5 million secured multi-draw facility (the “Delayed Draw Term Loan”) to be made in four installments ($170 million which has already been funded by the Lenders), and a $105 million revolving credit facility, to be made available at the Lenders’ sole discretion and only if the Delayed Draw Term Loan is fully funded, on terms and subject to conditions set forth in the Credit Agreement. For additional terms of the Credit Agreement and the Delayed Draw Term Loan, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2024.

On November 26, 2024, the Company entered into that certain Omnibus Amendment to Credit Documents (the “CCM Amendment”), by and among the Company, certain of the Company’s subsidiaries as guarantors party thereto and the Lenders, pursuant to which among other things, the applicability of the Consolidated Revenue and EBITDA financial covenants were deferred until December 31, 2025 and certain provisions have been modified to conform with comparable provisions in the DOE Loan Guarantee Agreement and with the terms of the Intercreditor Agreement.

The foregoing descriptions of the FFB Note Purchase Agreement, FFB Promissory Note, Loan Guarantee Agreement and CCM Amendment are qualified in their entirety by reference to the FFB Note Purchase Agreement, FFB Promissory Note, Loan Guarantee Agreement and Cerberus Amendment, copies of which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K (this “Report”) and are incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Report on Form 8-K regarding the FFB Note Purchase Agreement, FFB Promissory Note, Loan Guarantee Agreement, and Security Agreement are incorporated into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing the entry into the FFB Note Purchase Agreement, FFB Promissory Note, Loan Guarantee Agreement and Cerberus Amendment. A copy of this press release is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Report, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Report are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, the FFB Credit Facility and statements regarding the receipt of funds under the FFB Credit Facility and the anticipated use of proceeds therefrom, obtaining the requisite approvals from the DOE to receive guarantees under the Loan Guarantee Agreement, our ability to meet the applicable conditions precedent under the Loan Guarantee Agreement, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the Delayed Draw Term Loan; our ability to raise financing in the future, including the discretionary revolving facility from Cerberus; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to the Company pursuant to the Inflation Reduction Act, and uncertainties around our ability to meet the applicable conditions precedent to any funding under the DOE Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties.

The forward-looking statements contained in this Report are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the SEC from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Report.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement, dated November 26, 2024, by and among Eos Energy Enterprises, Inc., the U.S. Department of Energy and the Federal Financing Bank.
10.2	Future Advance Promissory Note of Eos Energy Enterprises, Inc., dated November 26, 2024.
10.3*#	Loan Guarantee Agreement, dated November 26, 2024, by and between Eos Energy Enterprises, Inc. and the U.S. Department of Energy.
10.4*#	Amendment to Credit Agreement, dated June 21, 2024, by and between Eos Energy Enterprises, Inc. and Cerberus Capital Management L.P.
99.1	Press release, dated December 3, 2024, issued by Eos Energy Enterprises, Inc. (furnished pursuant to Item 7.01).
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

*	Portions of these exhibits have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) contain the type of information that the Company customarily and actually treats as private and confidential.

#	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: December 3, 2024	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer